                                                                   EXHIBIT 10.9

                              WITNESS SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT is made and entered into as of this 31st day of March, 1999 (the "Award Date"), by and between Witness Systems, Inc. (the "Company"), a Delaware corporation, and David Gould (the "Employee").

                                   BACKGROUND

         A. The Company has adopted the Witness Systems, Inc. Stock Incentive Plan (the "Plan") for the purpose of securing and retaining the services of officers, directors, key employees, and consultants of the Company, by promoting and increasing their personal interests in the welfare of the Company and by providing incentives to those who are primarily responsible for the operations of the Company and for shaping and carrying out the long-range plans of the Company and aiding in its continued growth and financial success.

         B. A Committee of the Board of Directors of the Company (the "Committee") has authorized the grant to Employee of a restricted stock award under the Plan to purchase shares of the common stock, par value $.01 ("Common Stock"), of the Company.

         C. The Company and Employee wish to confirm herein the terms, conditions, and restrictions of the restricted stock award.

         For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                   SECTION 1.
                                 AWARD OF SHARES

         1.1 Award of Shares. Subject to the terms, restrictions, limitations, and conditions stated herein and in the Plan, the Company hereby awards to Employee 488,757 shares of Common Stock (the "Bonus Shares") with a value as of the Award Date of $2.99 per share (the "Award Date Value"). As consideration for the grant of the Bonus Shares, Employee hereby agrees to deliver to the Company a promissory note payable for the purchase price of $1,461,383.43 (488,757 shares x $2.99 per share) in substantially the form attached hereto as EXHIBIT A (the "Promissory Note").

         1.2. Vesting of Bonus Shares. Employee shall become vested in the Bonus Shares as described in the vesting schedule attached hereto as SCHEDULE I (the "Vesting Schedule"), except that the Board of Directors may, in its sole discretion, waive the Vesting Schedule, in which case all Bonus Shares shall become fully vested. The Bonus Shares which have become vested pursuant to the Vesting Schedule or by virtue of waiver of the Vesting Schedule by the Board of Directors are herein referred to as the "Vested Bonus Shares" and all Bonus Shares which are not Vested Bonus Shares are sometimes herein referred to as the "Unvested Bonus Shares."

         1.3 Additional Condition to Bonus Shares. In the event that Employee does not file an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days of the date hereof, Employee must deliver to the Company, within ten (10) days after the occurrence of an event in the Vesting Schedule, pursuant to which some or all of the Bonus Shares become Vested Bonus Shares (a "Vesting Date"), either a certified check payable to the Company in the amount of all withholding tax obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Bonus Shares, or the Withholding Election described in
Section 1.4, in order to not forfeit the Bonus Shares.

         1.4 Optional Withholding Election. In lieu of paying the withholding tax obligation in cash, as described in Section 1.3, Employee may elect to have the actual number of Vested Bonus Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock on the Vesting Date as determined by the Board of Directors, is sufficient to satisfy the minimum amount of the withholding tax obligations imposed on the Company by reason of the vesting of the Bonus Shares (the "Withholding Election"). Employee may make a Withholding Election only if all of the following conditions are met:

                  (a) the Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of EXHIBIT B attached hereto;

                  (b) any Withholding Election made will be irrevocable; however, the Board of Directors may, in its sole discretion, disapprove and give no effect to any Withholding Election; and

                  (c) if Employee is required to file beneficial ownership reports pursuant to Subsection (a) of Section 16 of the Securities Exchange Act of 1934, at any time during a period in which some or all of the Bonus Shares vest, then the Withholding Election must be made either (A) at least six months prior to the Tax Date applicable to the Vesting Date of Bonus Shares, or (B) prior to the Tax Date and in any ten-day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings.

         1.5. Investment Representations. Employee hereby represents, warrants, covenants, and agrees with the Company as follows:

                  (a) The Bonus Shares being acquired by Employee will be acquired for Employee's own account without the participation of any other person, with the intent of holding the Bonus Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Bonus Shares and not with a view to, or for resale in connection with, any distribution of the Bonus Shares, nor is Employee aware of the existence of any distribution of the Bonus Shares;

                  (b) Employee is not acquiring the Bonus Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Bonus Shares but rather upon an independent examination and judgment as to the prospects of the Company;

                  (c) The Bonus Shares were not offered to Employee by means of publicly disseminated advertisements or sales literature, nor is Employee aware of any offers made to other persons by such means;

                  (d) Employee is able to bear the economic risks of the investment in the Bonus Shares, including the risk of a complete loss of my investment therein;

                  (e) Employee understands and agrees that the Bonus Shares will be issued and sold to Employee without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  (f) The Bonus Shares cannot be offered for sale, sold or transferred by Employee other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  (g) The Company will be under no obligation to register the Bonus Shares or to comply with any exemption available for sale of the Bonus Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Bonus Shares;

                  (h) Employee has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. Employee has examined such of these documents as Employee has wished and is familiar with the business and affairs of the Company. Employee realizes that the purchase of the Bonus Shares is a speculative investment and that any possible profit therefrom is uncertain;

                  (i) Employee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. Employee has received all information and data with respect to the Company which Employee has requested and which Employee has deemed relevant in connection with the evaluation of the merits and risks of Employee's investment in the Company;

                  (j) Employee has such knowledge and experience in financial and business matters that Employee is capable of evaluating the merits and risks of the purchase of the Bonus Shares hereunder and Employee is able to bear the economic risk of such purchase; and

                  (k) The agreements, representations, warranties, and covenants made by Employee herein extend to and apply to all of the Bonus Shares of the Company issued to Employee pursuant to this restricted stock award. Acceptance by Employee of the certificate representing such Bonus Shares shall constitute a confirmation by Employee that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

                                   SECTION 2.
                          RESTRICTIONS ON BONUS SHARES

         2.1      Restrictions on Unvested Bonus Shares.

                  (a) Forfeiture Upon Cessation of Employment. All Unvested Bonus Shares shall automatically revert back to the Company immediately upon cessation of Employee's employment by the Company for any reason. Executive shall be entitled to payment of the Award Date Value of all such Unvested Bonus Shares which may be accomplished by appropriate reduction in the principal of the Promissory Note. The parties hereto acknowledge that all Unvested Bonus Shares shall become Vested Bonus Shares upon a Change of Control as described on SCHEDULE I hereto, provided Executive is employed by the Company at such time.

                  (b) Restrictions on Transfer of Unvested Bonus Shares. Unvested Bonus Shares shall not be transferable by Employee for any reason or in any manner, including by will or intestacy.

                  (c) Termination of Restrictions. The restrictions contained in this Section 2.1 shall continue in effect, notwithstanding the earlier termination or expiration of this Agreement, until the Bonus Shares become Vested Bonus Shares.

         2.2. Right of First Refusal. Before any Vested Bonus Shares held by Employee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have an assignable right of first refusal to purchase the Vested Bonus Shares on the terms and conditions set forth in this Section 2.2 (the "Right of First Refusal").

                  (a) Notice of Proposed Transfer. The Holder of the Vested Bonus Shares shall deliver to the Company a written notice (the "Notice") stating (i) the Holder's bona fide intention to sell or otherwise transfer such Vested Bonus Shares, (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"), (iii) the number of Vested Bonus Shares to be transferred to each Proposed Transferee, and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Vested

         Bonus Shares (the "Offered Price"); in addition, by providing the Notice, the Holder is deemed to be offering to sell the Vested Bonus Shares at the Offered Price to the Company.

                  (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Vested Bonus Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Subsection (c) below.

                  (c) Purchase Price. The purchase price for the Vested Bonus Shares purchased under this Section 2.2 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (d) Payment. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (i) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within thirty (30) days after receipt of the Notice or (ii) in the manner and at the time(s) set forth in the Notice.

                  (e) Holder's Right to Transfer. If the Vested Bonus Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section 2.2, then the Holder may sell or otherwise transfer such Vested Bonus Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this
         Section 2.2 shall continue to apply to the Vested Bonus Shares in the hands of such Proposed Transferee. If the Vested Bonus Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal, before any Vested Bonus Shares held by the Holder may be sold or otherwise transferred.

                  (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 2.2 notwithstanding, the transfer of any or all of the Vested Bonus Shares, during Employee's lifetime or on Employee's death by will or intestacy, to Employee's immediate family or to a trust for the benefit of Employee or Employee's immediate family shall be exempt from the provisions of this Section; provided, that as a condition to receiving the Vested Bonus Shares, the transferee or other recipient shall agree in writing to receive and hold the Vested Bonus Shares so transferred subject to the provisions of this Agreement, and to transfer such Vested Bonus Shares no further except in accordance with the terms of this Agreement. As used herein, "immediate family" shall mean Employee's spouse, lineal descendant or antecedent, father, mother, brother or sister.

                  (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Vested Bonus Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

         2.3. Company's Repurchase Option for Vested Bonus Shares. The Company shall have the option to repurchase all or a portion of the Vested Bonus Shares on the terms and conditions set forth in this Section 2.3 (the "Repurchase Option") if Employee should cease to be employed by the Company for any reason, including death or Disability, as defined in that certain Employment Agreement between Employee and the Company dated February 2, 1999 (the "Employment Agreement").

                  (a) Exercise of Repurchase Option. At any time within sixty
         (60) days after the Termination Date (as defined below), the Company or its assignee may elect to repurchase any or all of the Vested Bonus Shares by giving Employee (or Employee's personal representative, as the case may be) written notice of exercise of the Repurchase Option.

                  (b) Purchase Price. The purchase price for Vested Bonus Shares purchased pursuant to this Section 2.3 shall be the "fair market value" of such Shares on the Termination Date. For purposes of this Section 2.3, "fair market value" of the Vested Bonus Shares shall be determined in the good faith and sole discretion of the Board of Directors.

                  (c) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by (i) check,
         (ii) by cancellation of all or a portion of any outstanding indebtedness of Employee to the Company or such assignee, (iii) to the extent Employee has no outstanding indebtedness to the Company or its assignee, by delivery of a promissory note of the Company payable in equal annual installments over a four (4) year period from the date of repurchase at per annum interest rate equal to the prime rate as announced by the Company's principal bank as of the Termination Date or, if the Company has no principal bank, that rate announced as of the Termination Date by the Wall Street Journal as the prevailing "prime rate" of interest per annum, or (iv) any combination of the above.

                  (d) Termination of Repurchase Rights. The Right of Repurchase shall terminate as to any Vested Bonus Shares upon the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

         2.4. Pledging of Bonus Shares. If the Company incurs indebtedness and in connection therewith, at the time the Employee receives his Vested Bonus Shares, all other shareholders of the Company have either pledged their shares of Common Stock, or have been asked to pledge their shares of Common Stock for the benefit of certain lenders of the Company, the Employee, if so requested by the Company, shall pledge any Vested Bonus Shares which are not already pledged to the Company or its assignee on the same terms and conditions as the other shareholders of the Company and shall take such actions as may be required to accomplish the pledge as may be requested by the Company.

         2.5. Lockup Agreement. Employee agrees, in connection with any public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Bonus Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days. Employee agrees to execute and deliver such other documents and agreements as the Company or such underwriters may reasonably request to further evidence these commitments.

         2.6. Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Employee's employment or association with the Company at any time, for any reason or no reason, with or without cause. For purposes of this Agreement, Employee shall be considered to be employed by the Company if Employee is employed pursuant to the Employment Agreement or is an officer, director or full-time employee of the Company or any parent or subsidiary of the Company or if the Board of Directors determines that Employee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any parent or subsidiary of the Company. Subject to the provisions of that certain Employment Agreement between Company and Employee dated February 2, 1999 (the "Employment Agreement"), the Board of Directors shall have discretion to determine whether Employee has ceased to be employed by or associated with the Company or any parent or subsidiary and the effective date on which such employment or association is terminated (the "Termination Date").

                                   SECTION 3.
                               GENERAL PROVISIONS

         3.1 Change in Capitalization. If the number of outstanding shares of the Common Stock shall be increased or decreased by a change in par value, split-up, stock split, reverse stock split, reclassification, distribution of common stock dividend, or other similar capital adjustment, an appropriate adjustment shall be made by the Board of Directors in the number and kind of Bonus Shares, such that Employee's proportionate interest shall be maintained as before the occurrence of the event. No fractional shares shall be issued in making such adjustment. All adjustments made by the Board of Directors under this Section shall be final, binding, and conclusive.

         3.2. Legends. Each certificate representing the Bonus Shares shall be endorsed with the following legend and Employee shall not make any transfer of the Bonus Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT DATED MARCH 31, 1999, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         Employee agrees that the Company may also endorse any other legends required by applicable federal or state securities laws.

         The Company need not register a transfer of the Bonus Shares, and may also instruct its transfer agent, if any, not to register the transfer of the Bonus Shares unless the conditions specified in the foregoing legends are satisfied.

         3.3      Removal of Legend and Transfer Restrictions.

                  (a) Any legend endorsed on a certificate pursuant to Section
         3.2 and the stop transfer instructions with respect to the Bonus Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Bonus Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available.

                  (b) The restrictions described in the second sentence of the legend set forth in Section 3.2 may be removed at such time as permitted by Rule 144(k) promulgated under the Securities Act.

         3.4. Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no Bonus Shares shall be issued except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which Employee resides, and/or any other applicable securities laws.

         3.5. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

         3.6. Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         3.7. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         3.8. Entire Agreement. Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         3.9. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Bonus Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

         3.10. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

         3.11. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         3.12. No Employment Rights Created. Neither the establishment of the Plan nor the award of Bonus Shares hereunder shall be construed as giving Employee the right to continued employment with the Company.

         IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first set forth above.

                                    WITNESS SYSTEMS, INC.


                                    By:      /s/ James W. Judson, Jr.
                                       -----------------------------------------
                                    Title:   Chairman of the Board of Directors
                                          --------------------------------------


                                    DAVID GOULD

                                    /s/ David Gould
                                    --------------------------------------------

                                   SCHEDULE I
                                       TO
                              WITNESS SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

                                Vesting Schedule



         "Vested Bonus Shares" means:

         168,395 of the Bonus Shares shall be Vested Bonus Shares as of the date hereof.

         77,999 of the Bonus Shares shall become Vested Bonus Shares on February 2, 2000.

         The remaining 242,363 Bonus Shares shall become Vested Bonus Shares in 36 equal monthly installments, with the first installment vesting on March 2, 2000.

         Notwithstanding anything herein to the contrary, (i) all vesting shall cease immediately upon cessation of Employee's employment by the Company for any reason, including death or Disability (as defined in the Employment Agreement), and (ii) all Unvested Bonus Shares shall become fully vested upon a Change of Control. For this purpose, Change of Control shall mean:

                  (a) Approval of the shareholders of Company of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of Company immediately prior to such merger, consolidation or other reorganization, immediately thereafter, do not own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the merged, consolidated or reorganized Company's then outstanding voting securities;

                  (b) Sale of all or substantially all of the assets of Company; or

                  (c) The sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

                                    EXHIBIT A
                                       TO
                              WITNESS SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

                             Form of Promissory Note

                      [See Separate Exhibit filed herewith]

                                    EXHIBIT B
                                       TO
                              WITNESS SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

                         Notice of Withholding Election

TO:        WITNESS SYSTEMS, INC.

FROM:
           ----------------

RE:        Withholding Election


         This election relates to the Restricted Stock Award identified in Paragraph 3 below. I hereby certify that:

                  (1) My correct name and social security number and my current address are set forth at the end of this document.

                  (2)      I am (check one, whichever is applicable).

                           [ ]      the original recipient of the Restricted
                  Stock Award.

                           [ ]      the legal representative of the estate of
                  the original recipient of the Restricted Stock Award.

                           [ ]      a legatee of the original recipient of the
                  Restricted Stock Award.

                           [ ]      the legal guardian of the original recipient
                  of the Restricted Stock Award.

                  (3) The Restricted Stock Award pursuant to which this election is made is dated and was issued under the Witness Systems, Inc. Stock Incentive Plan (the "Plan") in the name of David Gould for 488,757 shares of Common Stock. This election relates to _________________ shares of Common Stock issuable upon vesting of the Bonus Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable Plan provisions.

                  (4) In connection with any future vesting of the Restricted Stock Award with respect to the Bonus Shares, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise. The shares to be withheld shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

                  (5) This Withholding Election is made prior to the Tax Date and is otherwise timely made.

                  (6) I understand that this Withholding Election may not be revised, amended or revoked by me but is subject to the disapproval of the Board of Directors.

                  (7) I further understand that, if this Withholding Election is not disapproved by the Board of Directors, the Company shall withhold from the Vested Bonus Shares a number of shares of Common Stock having the value specified in Paragraph 4 above.

                  (8) The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:   3/31/99                             /s/ David Gould
      ------------------------------         -----------------------------------
                                             Legal Signature

                                             David Gould
------------------------------------         -----------------------------------
Social Security Number                       Name (Printed)

                                             1880 Durand Mill Drive
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                                             Street Address

                                             Atlanta, GA  30307
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                                             City, State, Zip Code


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